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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported)    November 9, 2007
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                              NeoMagic Corporation
             (Exact name of registrant as specified in its charter)

              Delaware                         000-22009            77-0344424
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   (State or other jurisdiction of      (Commission File Number)   (IRS Employer
           incorporation)                 Identification No.)


    3250 Jay Street, Santa Clara, California                   95054
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    (Address of principal executive offices)                 (Zip Code)


    Registrant's telephone number, including area code    (408) 988-7020
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition

On November 9, 2007, NeoMagic Corporation issued a press release announcing its financial results for the second quarter of fiscal 2008, which ended July 29, 2007. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report and its exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The attached press release includes non-GAAP gross profit (loss), non-GAAP loss from operations, non-GAAP net loss and non-GAAP net loss per share. The Company excludes the following items for non-GAAP measures:

   o Stock-based compensation - These expenses represent the amortization of the fair value of share-based payments made to employees and members of our board of directors in the form of stock options and purchases under the employee stock purchase plan in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123 (R). The Company excludes stock-based compensation expenses for its non-GAAP measures primarily because they are non-cash expenses that NeoMagic does not believe are reflective of ongoing operating results. Further, the Company believes that it is useful to investors to understand the impact of the application of SFAS 123(R) to its results of operations.

   o Gain on sale of patents - This gain represents net proceeds from the sale of selected patens pursuant to a patent purchase agreement. NeoMagic excludes this gain for its non-GAAP measures because the Company believes it is not reflective of ongoing operating results.

   o Gain (Loss) from change in fair value of warrant liability - The Company is required to revalue the warrants from its December 2006 issuance of common stock and warrants at the end of each reporting period with the change in value reported in the statement of operations as a gain (loss) from change in fair value of warrant liability. The Company excludes these gains and losses for its non-GAAP measures since they are non-cash and NeoMagic does not believe they are reflective of ongoing operating results.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated November 9, 2007

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NeoMagic Corporation
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                                           (Registrant)

Date:   November 9, 2007                   /s/ Steven P. Berry
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                                                       Steven P. Berry
                                                   Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press Release of NeoMagic Corporation dated November 9, 2007.